SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) Securities
                              Exchange Act of 1934

Filed by the registrant [  ]

Filed by a party other than the registrant [ X]

Check the appropriate box:

      [ X]  Preliminary  proxy  statement
      [  ]  Definitive  proxy  statement
      [  ]  Definitive additional materials
      [  ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      AMERICAN INDUSTRIAL PROPERTIES REIT
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                PURE WORLD, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     [X] $500 per  each  party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     [ ] Fee computed on table below per Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

(1)      Title of each class of securities to which transaction applies:
            Shares of Beneficial Interest
--------------------------------------------------------------------------------

(2)      Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

--------------------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

--------------------------------------------------------------------------------

(2)      Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3)      Filing party:

--------------------------------------------------------------------------------

(4)      Date filed:

--------------------------------------------------------------------------------

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

PRELIMINARY PROXY STATEMENT


                       PURE WORLD, INC. ("Pure World")(1)
                    (a public corporation listed on NASDAQ)

                    Information about the Annual Meeting of
               AMERICAN INDUSTRIAL PROPERTIES REIT ("The Trust")


         This Proxy Statement and the enclosed proxy card are being sent on or about November ___, 1995 in connection with the Annual Meeting being held by the Trust at _____ Dallas time, December 13, 1995 at _________________ ( the
"Meeting").  At the  Meeting,  Pure World seeks:

     A. to elect its nominees as Trust Managers and

     B. to amend the Trust By-laws (i) to require the affirmative vote of a majority of outstanding shares to amend the By-laws, to elect Trust Managers and to fill Trust Manager vacancies by shareholders; (ii) to eliminate any notice requirement for shareholder proposals, including the nomination of Trust Managers; (iii) to require an incumbent Trust Manager who fails to receive a plurality of votes cast at a meeting to resign and elect as a successor the nominee who received a plurality; and (iv) to permit a holder of 9% of the outstanding shares to call a shareholders meeting.

     At the Meeting, management proposes to seek the election of its nominees as Trust Managers and the ratification of Ernst & Young LLP as auditors. Pure World supports the ratification of Ernst & Young LLP. In reliance upon Rule 14a-5(c) of the Securities and Exchange Act of 1934 (2), reference is made to the proxy statement dated November __, 1995 which is being sent to you by the Trust for a full description of management's proposals, as well as information with respect to the number of shares eligible to vote at the Meeting, the quorum, the record date, the securities ownership of the Trust, information about the Trust's officers and Trust Managers, including compensation, information about the ratification of the appointment of Ernst & Young LLP as independent auditors and the date by which shareholders must submit proposals for inclusion in the next annual meeting.
____________________

         (1) Pure World's former name was American Holdings, Inc. Additional information about Pure World, the names of its officers, directors and controlling stockholders and their ownership interests is presented on Schedule I of this Proxy Statement. Information about Pure World's nominees is provided under the heading "Election of Trust Managers".

         (2) Rule 14a-5 (c) provides that "any information contained in any other proxy soliciting material which has been furnished to each person solicited in connection with the same meeting or subject matter may be omitted from the proxy statement, if a clear reference is made to the particular document containing such information".

     Please read the following material with care because we believe that the Trust Managers have made substantial changes to the By-laws of the Trust without shareholder approval. In our view these changes squelch democratic process by making it significantly more difficult to oppose Management's nominees and by entrenching current management even if a majority of outstanding shares are voted to elect their opponents. We oppose what we consider to be an outrageous attempt by Management to encroach on shareholder rights. In this Proxy Statement we propose By-law amendments which we believe will return fairness and equality to the process of electing Trust Managers. Pure World is also proposing to elect its nominees as Trust Managers (see "Required Vote and Manner of Voting"). Even if you have executed management's proxy card, you can change your vote by signing, dating and returning the enclosed white proxy card. Any proxy, including one we hold, can be revoked (see "Revocation of Proxies").

                                   PROPOSAL I

                             CHANGES TO THE BYLAWS

     In September, 1995, the Trust Managers amended the By- laws, among other things: to require sixty days notice to propose any matter at an annual meeting, including the nomination of Trust Managers; to provide for the continuance in office of incumbent Trust Managers even if the Trust Managers fail to receive a plurality of votes in an election; to continue to require a two-thirds majority to elect non-incumbent Trust Manager nominees (incumbents only require a majority for election) and to require a favorable vote of two-thirds of the outstanding shares to repeal the provisions regarding the election of non-incumbent nominees.

     Pure World proposes that the By-laws of the Trust be amended at the Meeting in the order set forth as follows:

     1) to provide that the affirmative vote of holders of a majority of the outstanding shares is required:

                  (a) to amend the By-laws.
         In Pure World's view the right to effect By-law changes is the cornerstone of shareholder democracy and requiring a super-majority on matters relating to the election of Trust Managers impedes this important shareholder right.

                  (b) to elect or re-elect Trust Managers at an annual or special meeting.
         To assure fairness and equality in the election of Trust Managers, Pure World believes that the standards for being elected a Trust Manager should be the same whether or not a candidate is an incumbent.

                  (c) to fill Trust Manager vacancies.
         Pure World believes that Shareholders should be able to select their own choice in the event of a vacancy.

     2) to eliminate any notice requirement for shareholder proposals, including the nomination of Trust Managers at the annual meeting.

         Pure World believes that there can be no justification for restricting the ability of Shareholders to participate freely at shareholder meetings.

     3) to require a Trust Manager who fails to be re-elected (whether at an annual or special meeting) and who also fails to receive a plurality of the votes cast at the meeting, to resign after taking all steps necessary to appoint as a successor, the nominee who received a plurality at such meeting.

     Last year the incumbent Trust Managers failed to be re-elected by a vote of the majority of the outstanding shares. These incumbents are running again. If we the Shareholders approve this By-law change and these incumbents again fail to win a majority of the outstanding shares they can remain in office only if they win a plurality, which means a majority of the votes cast at the Meeting. If they do not win a plurality they must resign and elect in their place the candidates who received a plurality. Pure World believes that approval of this By-law is essential to assure that the Trust is operated by candidates chosen by the Shareholders and not incumbents who failed to secure the support of even a majority of the votes cast.

     4) to permit a shareholder who owns 9% of the outstanding shares to call a Special Meeting.

     Currently the By-laws require that a Special Meeting may be called only by a holder of 10% of the outstanding shares even though other By-laws prohibit any one Shareholder to own in excess of 9.8%. Approval is sought to eliminate this contradiction.

     The  By-law  amendments  proposed  by Pure  World  are set forth in full on
Exhibit A to this Proxy Statement  (the "By-law Amendments").   The affirmative
vote of a majority of the outstanding Trust Shares ( 4,537,701) is required to approve the By-law Amendments. Whether or not you vote for Pure World's nominees listed below we urge you to vote for the By-law Amendments. We believe that these By-law Amendments are essential to preserve the democratic process in the governance of the Trust.

                                  PROPOSAL II

                           ELECTION OF TRUST MANAGERS

     Pure World is asking for your support to elect its nominees. If the By-law Amendments are approved, the affirmative vote of a majority of the outstanding Shares entitled to vote is required to elect each of the Pure World nominees. If the By-law Amendments are not approved the nominees must be elected by the affirmative vote of two-thirds (2/3) of the outstanding Shares. The biographical data, including age, principal occupation or employment, and other affiliations and business experience of each nominee during the last five years follows:

     Paul O. Koether is principally engaged in the following businesses: (i) Pure World, Inc., as Chairman since April 1988, President since April 1989, a director since March 1988, and for more than five years as the Chairman and President of Sun Equities Corporation, a private, closely-held corporation which is Pure World's principal stockholder; (ii) as Chairman of Madis Botanicals, Inc., (majority-owned subsidiary of Pure World) since January 1995 and as a director since December 1994; (iii) as Chairman and director since July 1987 and President since October 1990 of Kent Financial Services, Inc. ("Kent") which engages in various financial services, including the operation of a retail brokerage business through its wholly-owned subsidiary, T. R. Winston & Company, Inc. ("Winston") and the general partner since 1990 of Shamrock Associates, an investment partnership which is the principal stockholder of Kent; (iv) various positions with affiliates of Kent, including Chairman since 1990 and a registered representative since 1989 of Winston; and (v) since July 1992, as a director of American Metals Service, Inc., a former indirect majority-owned subsidiary of Kent which is currently seeking to acquire an operating business. Prior to August 1994, Mr. Koether also served as an officer and director of NorthCorp Realty Advisors, Inc., a real estate asset manager.

     John W. Galuchie, Jr., a certified public accountant, is engaged in the following businesses: (i) Kent, as Vice President and Treasurer since September 1986 and a director from June 1989 to August 1993; (ii) T.R. Winston & Company, Inc., a wholly-owned subsidiary of Kent which operates as a broker-dealer, as President and Treasurer since September 1989; (iii) since July 1992, as Vice President, Treasurer and a director of American Metals Service, Inc., a former indirect majority-owned subsidiary of Kent which is currently seeking to acquire an operating business; (iv) Pure World, Inc., as Executive Vice President since April 1988 and director from January 1990 until October 1994 and for more than five years as Vice President and director of Sun Equities Corporation, a private, closely-held corporation which is Pure World's principal stockholder;
(v) Crown NorthCorp, Inc., which operates as a real estate asset manager, as a director since June 1992 and as Secretary, from November 1992 until August 1994; and (vi) Edudata Corporation, which is seeking to redeploy its cash assets, in various executive positions since February 1983 and a director since July 1988.

     Richard M. Bossert is a construction engineer. For more than the past six years, Mr. Bossert has been the President and Chief Operating Officer of Sawyert Corporation which is engaged in industrial and commercial site construction and development.

     Pure World urges you to vote FOR each nominee described above. If only two Trust Managers are being elected at the Meeting, Pure World will vote its proxies for Messrs. Koether and Galuchie. These individuals are committed to take no Trust Managers' fees. They will seek to maximize shareholder values and pledge to cooperate with and consider the proposals of other shareholders.

              THE EQUITY OF THE TRUST BURNS, WHILE WOLCOTT FIDDLES

     In 1993, when Wolcott says he became a Trust executive officer(3), the equity of the Trust was approximately $3.18 per share. Two years later equity is less than $2.38 per share, a decline of more than 25%. Wolcott calls this progress. In these same two years, the Trust has sustained losses in every quarter and reported a loss for the nine months ended September 30, 1995 of $2.6 million. Wolcott calls this "improved operating results". We call these results dreadful. Don't take his word and don't take ours. Look at the financial statements yourself or ask a financial adviser you trust. The truth is spelled out in black and white or in the case of the Trust, in red ink.

                                THE ENEMIES LIST

     In two proxy contests Messrs. Bricker and Wolcott accused Pure World and its principals of bad faith ( and worse). In the Trust's lawsuit they attacked Manufacturers Life Insurance Company, Canada's second largest insurance company ("MLIC") and Fidelity Management and Research Corporation, the world's largest mutual fund management company, for bad faith (and worse). We believe that these accusations have a common thread. Bricker and Wolcott are prepared to mount a negative and costly campaign to defend their control of the Trust to the last dollar of the Trust. In our view, they are using our dollars and your dollars to secure their fortress of ever declining values.

                 SHAREHOLDER RIGHTS DIMINISH AS VALUES DECLINE

     The Trust Management has amended the By-laws three times since January of 1994 without shareholders' approval. Among other things, these changes purport to (1) eliminate the Trust's obligation to report real estate values to
---------------------------

     (3) Wolcott claims that he only became a Trust executive officer in the Spring of 1993. The record shows that he has been an executive with the Trust since 1986 when the equity was $12.15 per share.

shareholders, (2) impose significant restrictions on share ownership and (3) restrict the ability of shareholders to offer proposals at meetings and elect new Trust Managers. In Pure World's opinion, the management has engaged in a continuous program to diminish, and where possible, eliminate shareholders' rights. Whether or not you choose to elect Pure World's nominees we urge you to vote for the By- law Amendments which in our view will return power to the shareholders.

                               VOTE FOR A CHANGE

     We believe that Bricker and Wolcott are relics from the past which has seen market value drop from $15 per share in 1986 to $1 7/8 as of this date. From public filings, oral conversations and writings, Pure World knows that the Trust has received numerous proposals to acquire, invest in or merge with the Trust, some of which proposals would have enabled the Trust to benefit from a discount of the MLIC debt without resort to the risk and cost of litigation.

                 WOLCOTT ACTS LIKE HIS VOICE IS THE ONLY CHOICE

     Not once since Pure World began purchasing its investment in the Trust in December 1993, has Bricker or Wolcott sought to discuss the Trust's future with Pure World. Not once has Bricker or Wolcott sought the cooperation of Pure World to avoid the costs of these proxy contests. If our nominees are elected, these endless and senseless confrontations will end. Our nominees will take every step to unite the shareholders behind a proposal that will maximize values for the Trust and all shareholders.

      VOTE FOR OUR NOMINEES WHO ARE COMMITTED TO WORKING TOGETHER WITH ALL
                     SHAREHOLDERS TO MAXIMIZE SHARE VALUES.


                       REQUIRED VOTE AND MANNER OF VOTING

     If the By-law amendments are approved, our nominees can be elected by a favorable vote of the majority of outstanding Trust Shares (4,537,701). If the By-law amendments are not approved then our nominees can be elected by the favorable vote of 66 2/3% of the outstanding Trust Shares (6,050,267). Valid proxies will be voted as instructed therein, but absent instructions will be voted FOR the By-law Amendments, FOR the election of Pure World's nominees and FOR the ratification of Ernst & Young LLP, as the Trust's auditors for the 1995 fiscal year and in the discretion of the proxies on any other matter that comes before the Meeting which was not known a reasonable time before the Meeting. Abstentions and broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner on a particular matter and the nominee does not vote the shares) will be counted in the determination of a quorum, but will otherwise have the effect of voting against Proposals I and II. Therefore, if you want the By-law Amendments to be approved and our nominees elected, we urge you to sign, date and return the white proxy card in the enclosed envelope. No postage is required if mailed in the United States.

                             SHARES IN STREET NAME

         If you hold your Trust Shares in the name of a brokerage firm, your broker cannot vote the Shares until the broker receives specific instructions from you. Please contact the party at the brokerage firm responsible for your account to make sure that a proxy is executed for your Trust Shares on the white proxy card.


                             REVOCATION OF PROXIES

         If you have executed management's _____ proxy card before receiving this Proxy Statement, you have every right to change your vote by signing, dating and returning the enclosed white proxy card. Only your latest dated proxy will count at the Meeting. Any proxy, including the proxy solicited hereby, may be revoked at any time before it is voted by (i) submitting a duly executed proxy bearing a later date to the Secretary of the Trust or to Pure World, (ii) filing with the Secretary of the Trust a written revocation or (iii) attending and voting at the Meeting in person.

                              SOLICITATION EXPENSE

         Pure World will bear the cost of preparing, assembling and mailing the enclosed form of proxy. This proxy statement and other material which may be sent to shareholders in connection with this solicitation. Officers and regular employees of Pure World or its affiliates may solicit proxies by mail, telephone, telegraph and personal interview, for which no additional compensation will be paid. In addition, Pure World has retained Beacon Hill Partners, Inc. to solicit proxies on its behalf. It is anticipated that the cost to Pure World in connection with this solicitation will be approximately $________ inclusive of $_______ payable to Beacon Hill Partners, Inc. Pure World will not seek reimbursement of its expenses from the Trust.

                               Very truly yours,

                                PURE WORLD, INC.

                                   IMPORTANT

         If your shares are held in "Street Name" only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Broker non-votes have the same effect as a vote against our proposal to remove the Trustees or elect our nominees. Please contact the person responsible for your account and instruct them to execute a white proxy card as soon as possible.

         If you have any questions or need further assistance in voting, please call John W. Galuchie, Jr., of Pure World, Inc. Collect at (908) 234-9220, or our proxy solicitor:

                           BEACON HILL PARTNERS, INC.
                                90 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                 (800) 755-5001

                                                                     SCHEDULE 1

                 ADDITIONAL INFORMATION ABOUT PURE WORLD, INC.
                       (Formerly American Holdings, Inc.)

         Pure World, through its 83% owned subsidiary Madis Botanicals, Inc. is engaged in the business of manufacturing and distributing natural products. As of October 26, 1995, Pure World beneficially owned 888,000 shares ("Shares") of the Trust or approximately 9.8% of the total Trust Shares outstanding.

         Pure World and its proposed nominees have no agreements with the Trust or its Trust Managers or with respect to any securities of the Trust, the giving or withholding of proxies, any future employment by the Trust or any future transactions to which the Trust or its affiliates may be a party, except as have been or may be expressed in any filing with the Securities and Exchange Commission. None of Pure World's proposed nominees have, during the past ten years, been convicted in a criminal proceeding. The Trust Shares owned by Pure World are indirectly beneficially owned by the proposed nominees in their capacity as officers or directors of Pure World. Pure World has not purchased any Trust Shares in the past sixty days.

                 DIRECTORS AND EXECUTIVE OFFICERS OF PURE WORLD

                                                        PERCENTAGE OF DIRECT OR INDIRECT
NAME AND ADDRESS              POSITION AND OFFICE         OWNERSHIP OF VOTING SHARES
  OF PERSON                     PRESENTLY HELD                    OF PURE WORLD
----------------              -------------------       --------------------------------

Paul O. Koether              Chairman and President                  37.01%(1)
211 Pennbrook Road
Far Hills, NJ 07931

John W. Galuchie, Jr.        Executive Vice President                27.46%(1)
376 Main Street
Bedminster, NJ 07921

Richard M. Bossert           Director                                    *
P.O. Box 209
Bedminster, NJ 07921

Alfredo Mena                 Director                                    *
P.O. Box 520656
Miami, FL 33152

Mark Koscinski               Senior Vice President                       *
376 Main Street
Bedminster, NJ 07921

William Mahomes, Jr.         Director                                    *
2200 Ross Ave., Suite 2700
Dallas, TX 75201

Mark W. Jaindl               Director                                 1.79%
3150 Coffeetown Road
Orefield, PA 18069

*Less than 1%

(1) Includes 27.46% owned by Sun Equities Corporation ("Sun Equities") of which Messrs. Koether and Galuchie are directors and executive officers. Sun Equities is a private company the business of which is to own shares of other corporations including Pure World.

           PURCHASES AND SALES OF TRUST SHARES BY PURE WORLD, INC.(1)


Dates                    Number of                   Price
Purchased                Shares Purchased            Per Share                    Total
---------                ----------------            ---------                 -----------

12/15/93                   17,300                    $2.00                     $   34,948.50
12/16/93                    9,000                     2.00                         18,180.00
12/16/93                   87,600                     2.00                        176,954.50
12/21/93                   33,300                     2.125                        71,431.00
12/22/93                    1,000                     2.125                         2,145.00
12/22/93                    8,000                     2.00                         16,162.50
12/23/93                   17,700                     2.125                        37,969.00
12/27/93                    5,800                     2.125                        12,443.50
12/28/93                   28,400                     2.125                        60,918.00
12/28/93                    1,100                     2.125                         2,362.00
12/29/93                      700                     2.125                         1,501.50
12/29/93                   22,900                     2.125                        49,123.00
12/30/93                    1,000                     2.125                         2,147.50
12/30/93                   22,500                     2.125                        48,262.50
12/31/93                   21,900                     2.125                        46,978.00
01/03/94                   23,600                     2.125                        50,622.00
01/03/94                    2,000                     2.125                         4,292.50
01/04/94                      500                     2.125                         1,070.00
01/04/94                    3,600                     2.125                         7,724.50
01/05/94                    1,200                     2.125                         2,570.50
01/06/94                   26,300                     2.125                        56,284.50
01/07/94                    5,800                     2.125                        12,412.00
01/07/94                      500                     2.125                         1,072.50
01/10/94                    1,200                     2.125                         2,570.50
01/11/94                    7,000                     2.125                        14,982.50
01/13/94                      100                     2.125                           216.50
01/14/94                      800                     2.125                         1,714.50
01/18/94                      500                     2.125                         1,072.50
01/19/94                      300                     2.125                           644.50
01/19/94                    8,000                     2.125                        17,160.00
01/20/94                    1,000                     2.125                         2,147.50
01/21/94                      100                     2.125                           217.00
01/24/94                   27,700                     2.125                        59,416.50
01/25/94                      700                     2.125                         1,504.00
01/26/94                   29,600                     2.125                        63,494.50
01/27/94                      700                     2.125                         1,501.50
01/27/94                   27,100                     2.125                        58,129.50
01/27/94                    6,300                     2.125                        13,513.50
01/27/94                    2,000                     2.125                         4,292.50
02/02/94                    1,100                     2.125                         2,362.00
02/02/94                    2,400                     2.125                         5,148.00
02/02/94                    3,000                     2.25                          6,810.00
02/02/94                   14,000                     2.25                         31,780.00
02/07/94                   10,000                     2.125                        21,452.50
02/08/94                   17,000                     2.25                         38,592.50
02/10/94                    3,400                     2.25                          7,718.00
02/10/94                   19,200                     2.375                        45,984.00
02/11/94                   20,000                     2.375                        47,902.50
02/14/94                      100                     2.25                            229.50


(1) No shares were purchased with or are being held with borrowed funds.

                         (table continued on next page)



02/14/94                   16,800                    $2.375                        40,236.00
02/23/94                    2,700                     2.25                          6,131.50
02/24/94                    6,500                     2.25                         14,757.50
02/25/94                    4,500                     2.25                         10,217.50
02/28/94                    1,700                     2.25                          3,861.50
03/03/94                      500                     2.25                          1,135.00
03/03/94                   10,000                     2.25                         22,702.50
03/07/94                   15,000                     2.25                         34,052.50
03/07/94                    5,500                     2.25                         12,485.00
03/07/94                    2,000                     2.25                          4,542.50
03/08/94                    9,400                     2.25                         21,340.50
03/09/94                      400                     2.25                            910.50
03/11/94                    2,900                     2.25                          6,585.50
03/14/94                    1,400                     2.25                          3,180.50
03/15/94                    2,000                     2.25                          4,542.50
03/15/94                      500                     2.25                          1,135.00
03/16/94                    5,900                     2.25                         13,393.00
03/16/94                   13,500                     2.25                         30,647.50
03/23/94                    4,200                     2.125                         9,011.50
03/24/94                    1,000                     2.125                         2,147.50
03/25/94                    9,600                     2.125                        20,594.50
04/13/94                   25,000                     1.75                         44,252.50
04/13/94                      700                     1.75                          1,239.00
04/14/94                   31,600                     1.75                         55,934.50
04/15/94                      700                     1.75                          1,241.50
04/18/94                    1,700                     1.75                          3,011.50
04/19/94                      500                     1.75                            887.50
04/20/94                   10,000                     1.75                         17,702.50
04/21/94                   15,000                     1.75                         26,552.50
04/22/94                    1,000                     1.75                          1,772.50
04/25/94                      400                     1.75                            710.50
04/26/94                   10,100                     1.75                         17,879.50
04/28/94                      800                     1.75                          1,416.00
04/28/94                    4,100                     1.75                          7,259.50
04/29/94                      400                     1.75                            710.50
05/11/94                      800                     1.75                          1,418.50
05/13/94                      600                     1.75                          1,064.50
05/17/94                    1,800                     1.75                          3,188.50
05/26/94                    2,500                     1.875                         4,752.50
05/27/94                      900                     1.875                         1,712.50
06/01/94                   11,600                     2.00                         23,492.50
06/01/94                   20,000                     2.00                         40,500.00
06/08/94                    2,100                     2.00                          4,255.00
06/09/94                    1,200                     2.00                          2,432.50
06/10/94                    8,700                     2.00                         17,620.00
06/13/94                    2,400                     2.00                          4,862.50
06/16/94                    2,100                     2.00                          4,255.00
06/17/94                    1,000                     2.00                          2,025.00
06/17/94                    8,500                     2.00                         17,215.00

                           (table continued on next page)

06/21/94                      200                     1.875                           382.50
06/21/94                    5,300                     1.875                        10,070.00
06/22/94                   11,700                     1.875                        22,230.00
06/22/94                    1,800                     1.875                         3,422.50
06/30/94                    5,000                     1.75                          8,852.50
09/30/94                    5,000                     1.375                         6,977.50
10/03/94                    2,000                     1.375                         2,792.50
10/03/94                      200                     1.375                           281.50
10/04/94                    2,100                     1.375                         2,932.00
10/05/94                    3,800                     1.375                         5,303.50
10/06/94                    6,900                     1.375                         9,628.00
12/13/94                    2,300                     1.375                         3,234.00
12/14/94                    5,700                     1.375                         8,011.00
12/14/94                    8,000                     1.375                        11,240.00
12/14/94                    2,000                     1.375                         2,810.00
                         --------                                               ------------

                          889,200                                              $1,839,273.00


Date of                 Number of                 Sales Price
 Sale                  Shares Sold                Per Share                       Total
--------               -----------                -----------                  -------------
12/17/93                  1,200                     $2.125                     $    2,523.41
                          -------


                          888,000                                              $1,836,848.83*
                          =======                                              =============

 *  Reflects gain on sale of 1,200 shares on 12/17/93 of $99.24.

                                                                EXHIBIT A


                           PROPOSED BY-LAW AMENDMENTS



ARTICLE II

2.2 Annual Meeting. The annual meeting of shareholders commencing with the year 1995 shall be held at such time, on such day and at such place as may be designated by the Trust Managers.

2.3 Special Meetings. Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by law or by the Declaration of Trust, may be called by the Trust Managers, any officer of the Trust or the holders of at least 9% of all of the shares entitled to vote at such meeting. Business transacted at all special meetings shall be confined to the purpose or purposes stated in the notice of the meeting.

2.5 Business at Annual Meeting. At the annual meeting, the shareholders shall elect Trust Managers and transact such other business as may properly be brought before the meeting.

ARTICLE III

3.3 Election and Term of Office. Trust Manager nominees shall be elected by the affirmative vote of a majority of the outstanding shares of the Trust. An incumbent Trust Manager who fails to be re-elected by the affirmative vote of the holders of a majority of the outstanding shares of the Trust at an annual or special meeting and also fails to receive a plurality of the votes cast at such meeting shall resign immediately after taking all steps necessary to elect as a successor, the Trust Manager nominee who received a plurality of votes at such meeting. Except as provided herein, a Trust Manager shall hold office until his successor is elected and qualified, or until his death, resignation or removal.

3.4  Nomination  of Trust  Managers.   Nominations  of persons  for election as
Trust Managers may be made at any annual meeting of shareholders a) by or at the direction of the Trust Managers (or any duly authorized committee thereof) or b) by any shareholder of record of the Trust.

3.6 Vacancies; Increases. If any or all of the Trust Managers cease to be Trust Managers hereunder, whether by reason of resignation, removal, incapacity, death or otherwise, such event shall not terminate the Trust or affect its continuity. Until such vacancies are filled, the remaining Trust Manager or Trust Managers (regardless of number) may exercise the powers of the Trust managers hereunder. Subject to the provisions of Section 3.3, vacancies may be filled either by a majority of the remaining Trust Managers, though less than a quorum, or by vote of the holders of a majority of the outstanding shares at an annual or special meeting of the shareholders. A Trust Manager elected to fill a vacancy shall hold office only until the next election of Trust Managers at an annual or special meeting.

ARTICLE XI

     Amendments. Except as otherwise required by applicable law or the Declaration of Trust, By-laws may be adopted, amended, altered or repealed only by the affirmative vote of the holders of a majority of the Trust's outstanding shares.

PRELIMINARY PROXY CARD




                      AMERICAN INDUSTRIAL PROPERTIES REIT
               ANNUAL MEETING TO BE HELD ON ______________, 1995

     The undersigned hereby appoints Paul O. Koether and John W. Galuchie, Jr., or either of them, the undersigned's proxies, each with full power of substitution, to vote all Shares of Beneficial Interest of AMERICAN INDUSTRIAL PROPERTIES REIT (the "Trust") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Trust to be held on _______________________, 1995 at ____ A.M. local time,
at_____________________________________________________________________     (the
"Meeting") and at any adjournments or postponements thereof and, without limiting the generality of the power hereby conferred, the proxy nominees named above and each of them are specifically directed to vote as indicated below.
     WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE AMENDMENT OF THE BY-LAWS, FOR THE ELECTION OF ALL OF PURE WORLD'S NOMINEES FOR TRUST MANAGERS NAMED BELOW AND FOR THE RATIFICATION OF THE TRUST'S AUDITORS.
         If there are amendments or variations to the matters proposed at the Meeting or at any adjournments or postponements thereof, or if any other business properly comes before the Meeting, this proxy confers discretionary authority on the proxy nominees named herein and each of them to vote on such amendments, variations or other business.

1. Amendment of the By-laws (i) to require the affirmative vote of a majority of outstanding shares to amend the By-laws, to elect Trust Managers; and to fill Trust Manager vacancies by shareholders; (ii) to eliminate any notice requirement for shareholder proposals , including the nomination of Trust Managers; (iii) to require an incumbent Trust Manager who fails to receive a plurality of votes cast at a meeting to resign and elect as a successor the nominee who received a plurality; and (iv) to permit a holder of 9% of the outstanding shares to call a shareholders meeting.

   ____ FOR                ____ AGAINST                ____ ABSTAIN

                                   [REVERSE]


2.   For Election of Pure World Nominees

___ FOR each  nominee  listed  (except  as marked  to the  contrary  below)
___ WITHHOLD AUTHORITY to elect nominees listed
          Paul O. Koether, John W. Galuchie, Jr. and Richard M. Bossert

--------------------------------------------------------------------------------
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above and check the FOR box to elect all other nominees).


     3. Ratification of appointment of Ernst & Young LLP as independent auditors for the year ended December 31, 1995

     ____ FOR           ___  AGAINST             ___ ABSTAIN

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the ____________________, 1995 meeting.

Dated: __________________________________, 1995

_______________________________________________
Signature of Shareholder


-----------------------------------------------
Signature of Shareholder if Shares held in more than one name (Please sign exactly as name or names appear hereon. Full title of one signing in representative capacity should be clearly designated after signature. If a corporation, please sign in full corporate name by President or other authorized officer(s). If a partnership, please sign in partnership name by authorized person. If stock is in the name of two or more persons, each should sign. Joint owners should each sign. Names of all joint holders should be written even if signed by only one.


              PURE WORLD RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
        PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                               ENCLOSED ENVELOPE.